[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
EXHIBIT 10.33
AMENDMENT
This Amendment made and executed as of this 23rd day of May, 2006 (hereinafter referred to as the “Amendment”) constitutes a valid and enforceable amendment to the Amended and Restated License and Supply Agreement of the 1st day of January, 2005 (hereinafter referred to as the “Agreement”), between Orion Corporation, a corporation existing under the laws of Finland and having its principal office at Orionintie 1, 02200 Espoo, Finland (hereinafter referred to as “Orion”) and GTx Inc., a corporation existing under the laws of the State of Delaware, U.S.A. and having its principal office at 3 North Dunlap Avenue, Van Vleet Building, Memphis, Tennessee 38163, USA (hereinafter referred to as “GTX”) (Orion and GTX collectively referred to herein as “Parties”).

WHEREAS,	the Parties have entered into the Agreement on January 1, 2005;

WHEREAS,	the Parties wish to amend the Agreement on the terms and conditions contained herein in order to include a tablet containing [ * ] Toremifene into the scope of Agreement as a Orion Product;

WHEREAS,	the Parties are continuing to discuss in good faith Orion’s supply price of the [ * ] tablets which are to be marketed, distributed and sold outside of the United States and contemplate that another amendment to the Agreement would be needed to evidence any subsequent agreement of the Parties pertaining thereto; and

WHEREAS,	the Parties wish that all other terms and conditions of the Agreement shall remain unchanged and shall be retained in full force and effect unless specifically agreed otherwise herein;
NOW, THEREFORE, intending to be legally bound, and in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1. Unless indicated otherwise in this Amendment, the terms in this Amendment with initial letters capitalized, whether used in the singular or plural, shall have the meaning set forth in the Agreement.
2. Parties understand and agree that a tablet containing [ * ] Toremifene shall be included into the scope of the term “Orion Product” in clause 1.34. Any and all terms and conditions of the Agreement having reference to Orion Product shall apply to the tablet containing [ * ] Toremifene respectively.
3. Special conditions for the tablet containing [ * ] Toremifene:
a) Price
Orion’s price of bulk Orion Product to GTX, its Affiliates or its Unaffiliated Sublicensees for commercial purpose, delivered [ * ] (with the foregoing being interpreted to effect [ * ]), shall be:
     [ * ] per [ * ]
b) Price Adjustment for Commercial Supply

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1 (2)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
It is agreed upon by the Parties that the price of the [ * ] tablet of Orion Product to GTX, its Affiliates or Unaffiliated Sublicensees shall be reduced [ * ] based upon attaining certain milestone purchases of the Product as follows: if GTX purchases annually an aggregate amount of the [ * ] tablet [ * ], the price of the tablet shall be [ * ] per [ * ]tablet, with such price adjustment being settled between the Parties in accordance with Section 14.8 of the Agreement.
c) The price for all [ * ] tablets for use in Clinical Trials and the price for all Samples shall be [ * ] per [ * ] tablet.
d) Price Adjustment for the European Union (“EU”), Switzerland, Norway and the Commonwealth of Independent States (“CIS”) (collectively, the “European Territory”)
Notwithstanding the provisions of subparagraphs 3(a) and (b) above, it is agreed by the Parties that the Price of the [ * ] tablet of Orion Product to GTX, its Affiliates or Unaffiliated Sublicensees shall be reduced to [ * ] for all [ * ] Product acquired from Orion as commercial supply for sale within the European Territory, except for Product acquired for commercial sale in [ * ] where the price will be [ * ].
e) Responsibilities for development work, development work schedule and specifications for the tablet containing [ * ] Toremifene are defined in Appendix 1.
f) Orion shall cover all costs of the development work of the tablet containing [ * ] Toremifene and defined in the development plan (Appendix 1), unless otherwise agreed in such development plan. For the avoidance of a doubt, the Parties understand and agree that any activities or costs beyond the development plan (Appendix 1) shall be subject to a separate written agreement between the Parties.
4. This Amendment shall become effective on May 23, 2006.
5. Except as specifically set forth and/or amended herein, all the terms and conditions of the Agreement shall remain unchanged.
IN WITNESS WHEREOF,
the Parties, through their authorized representatives, have executed two (2) identical copies of this Amendment.

Orion Corporation ORION PHARMA	GTx Inc.

By: /s/ Timo Lappalainen	By: /s/ Henry P. Doggrell

Name: Timo Lappalainen	Name: Henry P. Doggrell
Title: Senior Vice President	Title: VP, General Counsel
Orion Corporation, Orion Pharma

By: /s/ Matti Vaheri	By:

Name: Matti Vaheri	Name:

Title: Director	Title:

Orion Corporation, Orion Pharma

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2 (2)

FOR DISCUSSION PURPOSES ONLY
AND
SUBJECT TO SEPARATE AGREEMENT
Appendix 1
[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.